FEDERATED INTERNATIONAL EQUITY FUND
  Class A Shares
  Class B Shares
  Class C Shares
FEDERATED INTERNATIONAL INCOME FUND
  Class A Shares
  Class B Shares
  Class C Shares
(Portfolios of International Series, Inc.)
Supplement to Prospectuses dated January 31, 1998

Please add the following after the section entitled "Currency Risks" in the current prospectuses:

"EURO

On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. The countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. The possible impact of the Euro on the business or financial condition of European issuers or on the Fund cannot be determined with certainty at this time. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to:

       address all Euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers.

At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund."


                                                      November 25,  1998

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Federated Investors
Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com
Cusip 46031P308 Cusip 46031P605 Cusip 46031P407 Cusip 46031P100 Cusip 46031P506
Cusip 46031P309 020312 (11/98)